UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2021

Griffin Capital Essential Asset REIT, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-55605

Maryland	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 469-6100
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
____________________	_________________	____________________
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders
On June 15, 2021, Griffin Capital Essential Asset REIT, Inc. (the "Registrant") held its 2021 Annual Meeting of Stockholders (the "2021 Annual Meeting") at 1520 E. Grand Avenue, El Segundo, California. At the 2021 Annual Meeting, the Registrant's stockholders voted on (i) Proposal 1 - election of eight directors to the Registrant's board of directors, with each to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) Proposal 2 - ratification of the Registrant's appointment of Ernst & Young LLP as the Registrant's independent registered public accounting firm for the year ending December 31, 2021; and (iii) Proposal 3 - approval, on an advisory (non-binding) basis, of the compensation paid to the Registrant's named executive officers ("say on pay" vote). Each proposal is described in more detail in the Registrant's definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2021.
At the close of business on March 31, 2021, the record date of the 2021 Annual Meeting, there were 323,881,192 outstanding shares entitled to vote at the 2021 Annual Meeting. Holders of 167,857,958 shares (approximately 51.8% of shares), representing a like number of votes, were present at the 2021 Annual Meeting, either in person or by proxy. Set forth below are the voting results from the 2021 Annual Meeting.
Proposal 1 - Election of Directors
    With regard to Proposal 1, the nominees submitted for election as directors of the Registrant, with each to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified, were Kevin A. Shields, Michael J. Escalante, Kathleen S. Briscoe, Gregory M. Cazel, Ranjit M. Kripalani, James F. Risoleo, J. Grayson Sanders, and Samuel Tang. All of the nominees were elected to serve as directors of the Registrant by the following vote:

	Votes For:	Votes Against:	Votes Abstained:
Kevin A. Shields	109,558,374	3,498,586	7,913,374
Michael J. Escalante	108,952,707	3,950,582	8,067,045
Kathleen S. Briscoe	109,862,773	3,253,515	7,854,046
Gregory M. Cazel	109,208,598	3,604,676	8,157,060
Ranjit M. Kripalani	108,880,197	3,839,899	8,250,238
James F. Risoleo	109,186,830	3,609,933	8,173,571
J. Grayson Sanders	109,184,980	3,595,639	8,189,715
Samuel Tang	109,207,612	3,657,083	8,105,639
    There were 46,887,624 broker non-votes with respect to Proposal 1.
Proposal 2 - Ratification of Appointment of Ernst & Young LLP
    With regard to Proposal 2, the appointment of Ernst & Young LLP as the Registrant's independent registered public accounting firm for the year ending December 31, 2021 was ratified by the following vote:

	Votes For:	Votes Against:	Votes Abstained:
Ratification of Appointment of Ernst & Young LLP	160,097,483	1,997,906	5,762,569
    There were no broker non-votes with respect to Proposal 2.
Proposal 3 - Approval, on Advisory (Non-Binding) Basis, of Say on Pay Vote
    With regard to Proposal 3, the compensation paid to the Registrant's named executive officers ("say on pay" vote) was approved, on an advisory (non-binding) basis, by the following vote:

	Votes For:	Votes Against:	Votes Abstained:
Approval of Say on Pay Vote	91,690,579	12,334,040	16,945,715
    There were 46,887,624 broker non-votes with respect to Proposal 3.

Signature(s)

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Capital Essential Asset REIT, Inc.

Date: June 16, 2021	By:	/s/ Javier F. Bitar
Javier F. Bitar
Chief Financial Officer and Treasurer